Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments And Contingencies [Abstract]
Commitments and contingencies	Commitments and contingencies
Obligations under leases
See Note 12 for lease obligations.
Commitments
The Group is subject to the following minimum guarantees relating to the content on its Service, the majority of which relate to minimum royalty payments associated with its license agreements for the use of licensed content, as at December 31:

	2022	2021	2020
	(in € millions)
Not later than one year	1,111	788	317
Later than one year but not more than 5 years	298	2,491	3,259
Total	1,409	3,279	3,576
In addition, the Group is subject to various non-cancelable purchase obligations and service agreements with minimum spend commitments, including a service agreement with Google for the use of Google Cloud Platform and certain podcast and marketing commitments as at December 31:

	2022	2021	2020
	(in € millions)
Not later than one year	485	362	279
Later than one year but not more than 5 years	334	435	619
More than 5 years	98	—	—
Total	917	797	898
Contingencies
Various legal actions, proceedings, and claims are pending or may be instituted or asserted against the Group. These may include but are not limited to matters relating to intellectual property, data protection, consumer protection, employment, and contractual rights. As a general matter, the music and other content made available on the Group’s Service are licensed to the Group by various third parties. Many of these licenses allow rights holders to audit the Group’s royalty payments, and any such audit could result in disputes over whether the Group has paid the proper royalties. If such a dispute were to occur, the Group could be required to pay additional royalties, and the amounts involved could be material. The Group expenses legal fees as incurred. The Group records a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. An unfavorable outcome to any legal matter, if material, could have an adverse effect on the Group’s operations or its financial position, liquidity, or results of operations.
On August 11, 2020, the United States Court of Appeals for the D.C. Circuit issued an opinion which, as of the issuance of the formal “mandate” on October 26, 2020, vacated the Copyright Royalty Board’s determination of the royalty rates for applicable mechanical rights in the United States for calendar years 2018 to 2022. These rates apply both to compositions that we license under compulsory license pursuant to Section 115 of the Copyright Act of 1976 and to a number of direct licenses that we have had with music publishers. On July 1, 2022, the Copyright Royalty Board issued its initial ruling to set those rates in light of the D.C. Circuit’s opinion. That ruling will need to be adapted into regulations, which, when issued by the U.S. Copyright Office, will become law. Until the final rates are determined, our recorded royalty costs will be based on management estimates of the rates that will apply. The rates set by the Copyright Royalty Board are also subject to further change as part of future Copyright Royalty Board proceedings. Changes to these estimates could either benefit or adversely affect our results of operations and financial condition.
In 2022, the proceedings known as “Phonorecords IV Proceedings” began to set the rates for the Section 115 compulsory license for calendar years 2023 to 2027. In August 2022, we and other services reached an agreement in principle with publisher organizations for rates and terms for U.S. mechanical royalties beginning in 2023 and asked the Copyright Royalty Board to adopt those rates and terms on an industry-wide basis. In December 2022, the Copyright Royalty Board issued final regulations adopting the parties' proposed rates and terms on an industry-wide basis for the Phonorecords IV period.